Exhibit 10.8(c)

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,500,000.00	05-25-2004	06-30-2006	932900001-1		932900001-1	22163

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	IRIS International, Inc. 9172 Eton Avenue Chatsworth, CA 91311-5805	Lender:	California Bank & Trust Los Angeles Commercial Banking 550 South Hope Street, Suite 300 Los Angeles, CA 90071

Principal Amount: $6,500,000.00	Initial Rate: 5.000%	Date of Agreement: May 25, 2004

DESCRIPTION OF EXISTING INDEBTEDNESS.

The Business Loan Agreement (Asset Based) and Promissory Note each dated February 7, 2002, in the original amount of $6,500,000.00, as amended by those certain Change In Terms Agreements dated March 11, 2002, April 24, 2003 and October 8, 2003, from International Remote Imaging Systems, Inc. to Lender.

DESCRIPTION OF COLLATERAL.

1) All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all fixtures; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

DESCRIPTION OF CHANGE IN TERMS.

1) The Maturity date is hereby amended from June 30, 2004 to June 30, 2006.

2) The Borrower’s Name is hereby changed from International Remote Imaging Systems, Inc. to IRIS International, Inc.

3) The Commercial Guarantees executed by Statspin, Inc. and Advanced Digital Imaging Research, LLC are each hereby increased from $8,000,000.00 to $16,500,000.00.

4) Excess Availability Covenant and Working Capital Covenants are hereby deleted in their entirety.

5) Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will permit employees or agents of Lender at any reasonable time, but at least annually, to inspect any and all Collateral for the Loan or Loans, as well as Borrower’s other properties and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records as may be deemed necessary. Any such inspection or examination shall be at Borrower’s expense.

6) Covenant to provide Lender a Profit & Loss Statement, as soon as available, but in no event later than twenty (20) days after month end, on a monthly basis is hereby deleted in its entirety.

7) Current Ratio. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall maintain a minimum Current Ratio of 1.500 to 1.000, monitored on a quarterly basis.

8) Tangible Net Worth. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall maintain a minimum Tangible Net Worth of not less than $17,500,000.00.

9) Pre-Tax Profitability. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall maintain a minimum pre-tax profitability of $1,500,000.00 for December 31, 2004 and December 31, 2005.

10) Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall not incur losses for two consecutive quarters.

11) Interest Rate. See Pricing Matrix Addendum attached hereto.

12) Letter of Credit Subline and Foreign Exchange Subline. See Letter of Credit Subline and Foreign Exchange Subline attached hereto.

13) Usage Fee. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall be assessed quarterly, a 18% fee on the undisbursed balance of the line of credit. Such fee shall be waived if the combined quarterly average usage exceeds 60% of the respective commitment amounts.

14) All other terms and conditions remain the same.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

FINANCIAL STATEMENT CERTIFICATIONS. The undersigned hereby certifies to California Bank & Trust (“Bank”) that all financial information (“Information”) submitted to Bank now and at all times during the terms of this loan does, and will, fairly and accurately represent the financial condition of the undersigned, all Borrowers and Guarantors. Financial Information includes, but is not limited to all Business Financial Statements (including Interim and Year-End financial statements that are company prepared and/or CPA-prepared), Business Income Tax Returns, Borrowing Base Certificates, Accounts Receivable and Accounts Payable Agings, Personal Financial Statements and Personal Income Tax Returns. The undersigned understands that the Bank will rely on all financial information, whenever provided, and that such information is a

CHANGE IN TERMS AGREEMENT
Loan No: 932900001-1	(Continued)	Page 2

material inducement to Bank to make, to continue to make, or otherwise extend credit accommodations to the undersigned. The undersigned covenants and agrees to notify Bank of any adverse material changes in her/his/its financial condition in the future. The undersigned further understands and acknowledges that there are criminal penalties for giving false financial information to federally insured financial institutions.

DEPOSIT AGREEMENT SECURITY. Borrower hereby grants a security interest to Lender in any and all deposit accounts (checking, savings, money market or time) of Borrower at Lender, now existing or hereinafter opened, to secure its Indebtedness hereunder. This includes all deposit accounts Borrower holds jointly with someone else.

REAFFIRMATION OF GUARANTY OBLIGATIONS. An exhibit, titled “REAFFIRMATION OF GUARANTY OBLIGATIONS,” is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

LETTER OF CREDIT SUBLINE EXHIBIT. An exhibit, titled “Letter of Credit Subline Exhibit,” is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

FOREIGN EXCHANGE SUBLINE EXHIBIT. An exhibit, titled “Foreign Exchange Subline Exhibit,” is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

IRIS INTERNATIONAL, INC.

By:	/s/ CESAR GARCIA	By:	/s/ MARTIN PARAVATO
	Cesar Garcia, President/CEO of IRIS International, Inc.		Martin Paravato, CFO/Secretary of IRIS International, Inc.

LASER PRO Lending, Ver. 5.23.30.004 Copr. Harland Financial Solutions, Inc. 1997, 2004. All Rights Reserved. • CA

PRICING MATRIX ADDENDUM

Debt to Tangible Net Worth

Between 1.01:1.00 and 1.25:1.00	Prime + .25% or 3 Month Libor + 2.250%
Less than 1.00:1.00	Prime + 0% or 3 Month Libor + 2.000%

IRIS International, Inc.

/s/ CESAR GARCIA
By: Cesar Garcia, President/CEO

/s/ MARTIN PARAVATO
By: Martin Paravato, CFO/Secretary

Subject: IRIS International $10MM NR/TL

Commercial Security Agreement